SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 24, 2003

(Date of earliest event reported)

FLOW INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23500 - 64th Avenue South, Kent, Washington 98032

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:

(253) 850-3500

ITEM 5.    Other Events

Flow International Corporation issued a press release announcing final third quarter fiscal 2003 results and restatement of second fiscal quarter 2003.

ITEM 7.    Exhibits

99.1    Press release dated March 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2003

FLOW INTERNATIONAL CORPORATION

By:	/s/ Stephen D. Reichenbach
Stephen D. Reichenbach